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                                                                   Exhibit 10.34



                        FIRST AMENDMENT TO EXTEND LEASE
                       DATED NOVEMBER 23, 1994 ("LEASE")
                         BY AND BETWEEN BRUCE K. HOYT
                          AND GEERLINGS & WADE, INC.



Whereas the Lease of November 23, 1994 by and between Bruce K. Hoyt (the "Lessor") and Geerlings & Wade, Inc. (the "Lessee") has an expiration of February 28, 1998 (the "Lease") and;

Whereas Lessor and Lessee desire to extend the term of this Lease for an additional thirty-six (36) months.

Now therefore, in consideration of rents reserved and of the covenants and agreements herein set forth, it is agreed that the Lease be hereby amended from and after the date hereof as follows:

1. The Lease shall terminate on February 28, 2001.

2. Lessee shall pay to Lessor as Base Rent $1,700.00 per month.

3. Lessor shall, at Lessor's sole cost, replace the inoperative HVAC rooftop unit with a new unit.

4. Paragraph 11.1(1) shall be replaced with "Tenant shall fail to pay when due any installment of rent or any other payment required pursuant to this Lease and the failure is not cured within five (5) days after written notice to Tenant.

5. "In the third sentence of Paragraph 14.5 replace "...shall be deemed delivered (whether or not actually received) when deposited in" with "...shall be deemed delivered when received by the person to whom the notice is addressed and sent via.

6. "In Paragraph 14.7 strike the word "personally" and the sentence "In the event any representation or warranty is false, all persons who execute this Lease shall be liable, individually, as Tenant.

7. "All other terms and conditions of the Lease dated November 23, 1994 shall remain unchanged.


Agreed and acknowledge this 18th day of March 1998:


LESSEE:                               LESSOR:

Geerlings & Wade, Inc.

By: /s/ Jay L. Essa                   By: /s/ Bruce K. Hoyt
   ----------------------------          -----------------------------
    Jay L. Essa                           Bruce K. Hoyt
    President